UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 30, 2009

KIT digital, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

168 Fifth Avenue, Suite 301, New York, NY 10010
(Address of principal executive offices) (Zip Code)

(212) 661-4111
(Registrant’s telephone number, including area code)

Copy to:
Spencer G. Feldman, Esq.
Greenberg Traurig, LLP
MetLife Building
200 Park Avenue – 15th Floor
New York, New York 10166
Tel: +1 (212) 801-9200; Fax: +1 (212) 801-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 6, 2009, KIT digital, Inc., a Delaware corporation (“KIT digital” or the “Company”), filed a Current Report on Form 8-K (the “October 8-K”) to report that the Company entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) on September 30, 2009 with KIT Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of KIT digital, The FeedRoom, Inc., a Delaware corporation (“FeedRoom”) and certain stockholders of FeedRoom. Under the Merger Agreement, KIT Acquisition Corporation merged with and into FeedRoom, and as a result of such merger, KIT digital became the sole stockholder of FeedRoom as of the effective merger date of October 1, 2009.

This amendment is being filed to amend and supplement Item 9.01 of the October 8-K to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

Pursuant to the terms of the Merger Agreement, the certificate of merger was filed with the Secretary of State of the State of Delaware effective October 1, 2009.

Item 9.01	Financial Statements and Exhibits.

(a.) Financial Statements of Businesses Acquired.

The following financial statements (and accompanying notes) of FeedRoom are filed as Exhibits 99.1 and 99.2 to this amendment and are incorporated in their entirety herein by reference:

Exhibit 99.1

Independent auditors’ report;
Balance sheets as of December 31, 2008 and 2007;
Statements of operations for the years ended December 31, 2008 and 2007;
Statements of cash flows for the years ended December 31, 2008 and 2007; and
Notes to the financial statements.

Exhibit 99.2

Unaudited balance sheet as of September 30, 2009;
Unaudited statement of operations for the nine months ended September 30, 2009;
Unaudited statement of cash flows for the nine months ended September 30, 2009; and
Notes to the unaudited financial statements.

The attached financial statements of FeedRoom have been prepared in accordance with generally accepted accounting principles in the United States.

(b.) Pro Forma Financial Information.

The following unaudited pro forma financial statements (and accompanying notes) are furnished as Exhibit 99.3:

Exhibit 99.3

Unaudited pro forma condensed combined balance sheet as of September 30, 2009;
Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2009;
Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2008; and
Notes to unaudited pro forma condensed combined financial statements.

 (d.) Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of FeedRoom as of and for the years ended December 31, 2008 and 2007, and accompanying notes.

99.2	Unaudited financial statements of FeedRoom as of and for the nine months ended September 30, 2009.

99.3
Unaudited condensed combined pro forma financial statements as of September 30, 2009 and for the nine months ended September 30, 2009 and the year ended December 31, 2008, for KIT digital and FeedRoom combined.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

By:	/s/ Robin Smyth
Robin Smyth
Chief Financial Officer

Date: December 22, 2009